Exhibit 99.1

KROGER

FIREHOUSE SUBS
LabCorp

WEINGARTEN REALTY®

SUPPLEMENTAL FINANCIAL INFORMATION

QUARTER ENDED
MARCH 31, 2019

SUNSET 5
SUNSET 5
TRADER JOE'S

T.J.maxx

SPROUTS
FARMERS MARKET

Table of Contents	Page
Quarterly Earnings Press Release	i - xi
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre	6
Supplemental Income Statement Detail	7
Supplemental Balance Sheet Detail	8
Capitalization and Debt Coverage Ratios	9
Guidance	10

Investment Activity
Capital Expenditures	12
Development and Redevelopment Projects	13
Land Held for Development	14
Acquisition and Disposition Summary	15

Summary of Debt
Debt Information	17
Debt Information Additional Disclosure	18
Schedule of Maturities	19
Schedule of Maturities Additional Disclosure	20

Joint Ventures
Unconsolidated Joint Venture Financial Information at 100%	22
Unconsolidated Joint Venture Financial Information at Pro rata Share	23
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%	24
Unconsolidated Joint Venture Mortgage Debt Information at 100%	25
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure	26

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	28
Portfolio Operating Information	29 - 30
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population	31

Property Listing
Summary Property Listing	33
Property Listing	34 - 42

Other Topics of Interest
New Lease Guidance Implementation	44

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2019, we owned or operated under long-term leases, interests in 177 properties which are located in 17 states that span the United States from coast to coast. These properties represent approximately 34.6 million square feet of which our interests in these properties aggregated approximately 22.6 million square feet of leasable area. Our properties were 94.3% leased as of March 31, 2019, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG SAME PROPERTY NET OPERATING INCOME

HOUSTON, April 29, 2019 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended March 31, 2019. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.

First Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders (“Net Income”) for the quarter was $0.39 per diluted share (hereinafter “per share”) compared to $1.13 per share in the same quarter of 2018;

•	Core Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter was $0.52 per share compared to $0.57 per share a year ago;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased 3.2% over the same quarter of the prior year;

•	Investments in acquisitions of $20.3 million; and

•	Dispositions for the quarter totaled $67 million.

Financial Results

The Company reported Net Income of $49.7 million or $0.39 per share for the first quarter of 2019, as compared to $146.8 million or $1.13 per share for the same period in 2018. This decrease was due primarily to lower gains on sales of properties due to reduced disposition activity during 2019.

Effective this quarter, the Company adopted the new standard issued by the Financial Accounting Standards Board, ASU 2016-02, “Leases.” Among the changes required under this new ASU are the following:

•	Indirect, internally-generated leasing and legal costs are no longer capitalized which resulted in an increase in general and administrative expenses of approximately $2.3 million for the quarter;

•
Real estate taxes paid directly by tenants are no longer included in revenues and expenses in the Company’s consolidated financial statements. Real estate taxes paid directly by tenants totaled $1.2 million during the first quarter of 2018;

•	Ground leases where the Company is the lessee were recorded on the balance sheet and were amortized accordingly to rent expense; and,

•	New guidelines for assessing the collectability of accounts receivable and the related presentation were implemented.

Page i

This standard was adopted on a modified retrospective approach; therefore, prior year amounts were not restated. Further details of these issues are included on page 44 of our Supplemental.

Funds From Operations attributable to common shareholders in accordance with the newly revised National Association of Real Estate Investment Trusts definition (“NAREIT FFO”) was $67.3 million or $0.52 per share for the first quarter of 2019 compared to $78.3 million or $0.60 per share for 2018.

Core FFO for the quarter ended March 31, 2019 was the same as NAREIT FFO at $67.3 million or $0.52 per share compared to $74.7 million or $0.57 per share for the same quarter of last year. Key factors that effected this change of $0.05 per share from this year to last year are:

•	Disposition activity of $0.03 per share;

•	Increase of $0.02 per share for indirect leasing and legal costs expensed in accordance with the new leasing standard;

•	Non-cash expense increase of $0.02 per share of compensation expense due to lower valuations of our restricted shares for incentive compensation purposes offset by other reductions in overhead; and,

•	Increased SPNOI and other factors.

Effective this quarter, the Company adopted the updated definition of NAREIT FFO and will exclude gains or losses on the sale of land parcels and securities which were previously not adjusted in NAREIT FFO. Prior period NAREIT FFO amounts have not been restated.

Reconciliations of Net Income to NAREIT FFO and Core FFO are included herein.

Operating Results

For the period ending March 31, 2019, the Company’s operating highlights were as follows:

Q1 2019
Occupancy (Signed Basis):
Occupancy - Total	94.3%
Occupancy - Small Shop Spaces	90.3%
Occupancy - Same Property Portfolio	94.5%

Same Property Net Operating Income, with redevelopments	3.2%

Rental Rate Growth - Total:	3.7%
New Leases	11.5%
Renewals	2.0%

Leasing Transactions:
Number of New Leases	65
New Leases - Annualized Revenue (in millions)	$4.6
Number of Renewals	145
Renewals - Annualized Revenue (in millions)	$13.4

A reconciliation of Net Income to SPNOI is included herein.

Page ii

“Operationally, we had a solid quarter with strong Same Store results of 3.2%. However, rent growth for the quarter was below the recent norms. Our new leases produced strong increases of 11.5%; however, our renewals averaged only 2%. While shop renewals were a healthy 7%, a few box renewals where the tenant had significant negotiating leverage led to a decrease of 3% for boxes. Looking ahead to the rest of 2019, we expect to produce rent growth in the mid-to-high single digits for the rest of 2019,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity

During the quarter, the Company purchased Madison Village in Central Phoenix, Arizona at Seventh and Glendale for $20.3 million. The center is anchored by a Safeway that produces extremely strong sales and is located in a densely populated area of Phoenix with 140,000 people within a three-mile radius. With 40,000 square feet of shop space, focused leasing efforts to improve the tenancy should produce strong growth over the next couple of years.

The Company closed $67 million of dispositions with the sale of three shopping centers including Reynolds Crossing and Brookwood Marketplace, both in suburban Atlanta, Georgia and Waterford Village in Leland, North Carolina. The Company also sold one land parcel.

In addition, the Company invested $44 million in new developments and redevelopments during the first quarter. The majority of the investment is in its two projects in the Washington D.C. area and its 30-story residential tower at its River Oaks Shopping Center in Houston.

“We are pleased to begin 2019 with the acquisition of a solid grocery anchored center with outstanding sales and great upside. Our two mixed-use developments in D.C. area are progressing nicely and will be successful, valuable real estate projects and our significantly transformed existing portfolio produced outstanding same property NOI of 3.2%. All of these factors should contribute to solid gains for our shareholders,” said Drew Alexander, Chairman, President and Chief Executive Officer.

Balance Sheet

The Company continues to maintain one of the strongest balance sheets in its sector and proceeds from the Company’s recent dispositions were used to further strengthen its financial position. Net Debt to Core EBITDAre was a strong 5.3 times and Debt to Total Market Capitalization was 31.9% at quarter end.

“Both Moody’s and S&P completed full credit analyses and confirmed our ratings of Baa1/BBB during the first quarter. With the strongest credit metrics we have had in many years, we are poised to take advantage of whatever opportunities may arise. Low leverage provides the flexibility to react quickly as market conditions change,” said Steve Richter, Executive Vice President and Chief Financial Officer.

2019 Guidance

As to earnings guidance, the Company affirms NAREIT FFO and Core FFO per share of a range from $2.09 to $2.17. All of the details of our guidance are included on page 10 of our Supplemental.

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.395 per common share payable on June 14, 2019 to shareholders of record on June 7, 2019.

Page iii

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on April 30, 2019 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 47857841). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At March 31, 2019, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 177 properties which are located in 17 states spanning the country from coast to coast. These properties represent approximately 34.6 million square feet of which our interests in these properties aggregated approximately 22.6 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represent management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

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Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended March 31,
		2019	2018 (1)
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)
	Revenues:
	Rentals, net	$119,826	$129,148
	Other	3,312	3,304
	Total Revenues	123,138	132,452
	Operating Expenses:
	Depreciation and amortization	33,972	38,095
	Operating	24,248	23,270
	Real estate taxes, net	16,131	17,639
	Impairment loss	74	—
	General and administrative	9,581	5,595
	Total Operating Expenses	84,006	84,599
	Other Income (Expense):
	Interest expense, net	(15,289)	(14,672)
	Interest and other income (expense)	4,384	1,533
	Gain on sale of property	17,787	109,045
	Total Other Income	6,882	95,906
	Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	46,014	143,759
	Provision for Income Taxes	(177)	(783)
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	5,417	5,993
	Net Income	51,254	148,969
Less:	Net Income Attributable to Noncontrolling Interests	(1,588)	(2,145)
	Net Income Attributable to Common Shareholders -- Basic	$49,666	$146,824
	Net Income Attributable to Common Shareholders -- Diluted	$49,666	$147,352
	Earnings Per Common Share -- Basic	$.39	$1.15
	Earnings Per Common Share -- Diluted	$.39	$1.13
______________
(1) Reclassification of prior year's amounts were made to conform to current year presentation.

Page v

Weingarten Realty Investors
(in thousands)
Financial Statements

	March 31, 2019	December 31, 2018
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,104,795	$4,105,068
Accumulated Depreciation	(1,118,217)	(1,108,188)
Investment in Real Estate Joint Ventures and Partnerships, net	364,165	353,828
Unamortized Lease Costs, net	139,533	142,014
Accrued Rent, Accrued Contract Receivables and Accounts Receivable, net	76,900	97,924
Cash and Cash Equivalents	60,570	65,865
Restricted Deposits and Mortgage Escrows	11,134	10,272
Other, net	198,783	160,178
Total Assets	$3,837,663	$3,826,961

LIABILITIES AND EQUITY
Debt, net	$1,788,551	$1,794,684
Accounts Payable and Accrued Expenses	79,459	113,175
Other, net	209,219	168,403
Total Liabilities	2,077,229	2,076,262

Commitments and Contingencies	—	—

EQUITY
Common Shares of Beneficial Interest	3,903	3,893
Additional Paid-In Capital	1,777,089	1,766,993
Net Income Less Than Accumulated Dividends	(187,581)	(186,431)
Accumulated Other Comprehensive Loss	(10,480)	(10,549)
Shareholders' Equity	1,582,931	1,573,906
Noncontrolling Interests	177,503	176,793
Total Liabilities and Equity	$3,837,663	$3,826,961

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Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our Generally Accepted Accounting Principles ("GAAP") financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
Effective January 1, 2019, the National Association of Real Estate Investment Trusts ("NAREIT") defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets (including: depreciable real estate with land, land, development property and securities), change in control, and interests in real estate equity investments and their applicable taxes, plus depreciation and amortization related to real estate and impairment of certain real estate assets and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash, non-operating assets and other transactions or events that hinder the comparability of operating results. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities and transactional costs associated with development activities. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Page vii

NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended March 31,
	2019	2018
	(Unaudited)
Net income attributable to common shareholders	$49,666	$146,824
Depreciation and amortization of real estate	33,743	37,765
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	2,952	3,184
Impairment of properties and real estate equity investments	74	—
(Gain) on sale of property, investment securities and interests in real estate equity investments	(18,949)	(109,038)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(274)	(2,363)
Provision for income taxes (1)	—	161
Noncontrolling interests and other (2)	(489)	1,210
NAREIT FFO – basic (3)	66,723	77,743
Income attributable to operating partnership units	528	528
NAREIT FFO – diluted (3)	67,251	78,271
Adjustments to Core FFO:
(Gain) on extinguishment of debt including related swap activity	—	(3,557)
Core FFO – diluted	$67,251	$74,714

FFO weighted average shares outstanding – basic	127,756	127,926
Effect of dilutive securities:
Share options and awards	834	781
Operating partnership units	1,432	1,432
FFO weighted average shares outstanding – diluted	130,022	130,139

NAREIT FFO per common share – basic	$.52	$.61

NAREIT FFO per common share – diluted	$.52	$.60

Core FFO per common share – diluted	$.52	$.57
________________________________________________________________________________________________________________________________

(1) The applicable taxes related to gains and impairments of properties.
(2) Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.
(3) 2019 Nareit FFO is presented in accordance with 2018 Restatement of "Nareit's Funds from Operations White Paper."

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Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI (see page 1 of the supplemental disclosure regarding this presentation and limitations thereof) is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties that have been sold. While there is judgment surrounding changes in designations, management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

Three Months Ended March 31, 2019
Beginning of the period	171
Properties added:
New Developments	1
Properties removed:
Dispositions	(4)
End of the period	168

Page ix

We calculate SPNOI using net income attributable to common shareholders excluding net income attributable to noncontrolling interests, other income (expense), income taxes and equity in earnings of real estate joint ventures and partnerships. Additionally to reconcile to SPNOI, we exclude the effects of property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation and amortization, impairment losses, general and administrative expenses and other items such as lease cancellation income, environmental abatement costs, demolition expenses and lease termination fees. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of net income attributable to common shareholders to SPNOI is as follows (in thousands):

	Three Months Ended March 31,
	2019	2018
	(Unaudited)
Net income attributable to common shareholders	$49,666	$146,824
Add:
Net income attributable to noncontrolling interests	1,588	2,145
Provision for income taxes	177	783
Interest expense, net	15,289	14,672
Property management fees	873	867
Depreciation and amortization	33,972	38,095
Impairment loss	74	—
General and administrative	9,581	5,595
Other (1)	444	89
Less:
Gain on sale of property	(17,787)	(109,045)
Equity in earnings of real estate joint ventures and partnership interests, net	(5,417)	(5,993)
Interest and other income/expense	(4,384)	(1,533)
Revenue adjustments (2)	(3,219)	(3,932)
Adjusted income	80,857	88,567
Less: Adjusted income related to consolidated entities not defined as same property and noncontrolling interests	44	(10,511)
Add: Pro rata share of unconsolidated entities defined as same property	8,308	8,374
Same Property Net Operating Income	89,209	86,430
Less: Redevelopment Net Operating Income	(7,793)	(7,084)
Same Property Net Operating Income excluding Redevelopments	$81,416	$79,346
___________________

(1)	Other includes items such as environmental abatement costs, demolition expenses and lease termination fees.

(2)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

Page x

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate
NAREIT defines EBITDAre as net income computed in accordance with GAAP, plus interest expense, income tax expense (benefit), depreciation and amortization and impairment of depreciable real estate and in substance real estate equity investments; plus or minus gains or losses from sales of certain real estate assets and interests in real estate equity investments; and adjustments to reflect our share of unconsolidated real estate joint ventures and partnerships for these items. The Company calculates EBITDAre in a manner consistent with the NAREIT definition.
As mentioned above, NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparing earnings performance among other REITs based upon the unique capital structure of each REIT. However as a basis of comparability that is independent of a company's capital structure, management believes that since EBITDA is a widely known and understood measure of performance, EBITDAre will represent an additional supplemental non-GAAP performance measure that will provide investors with a relevant basis for comparing REITs. There can be no assurance that EBITDAre as presented by the Company is comparable to similarly titled measures of other REITs.
The Company also presents Core EBITDAre as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core EBITDAre is defined as NAREIT EBITDAre excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results. Specific examples of items excluded from Core EBITDAre include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, and transactional costs associated with development activities. EBITDAre and Core EBITDAre should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. EBITDAre and Core EBITDAre do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.
EBITDAre and Core EBITDAre is calculated as follows (in thousands):

	Three Months Ended March 31,
	2019	2018
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$51,254	$148,969
Interest expense, net (1)	15,289	14,672
Provision for income taxes	177	783
Depreciation and amortization of real estate	33,972	38,095
Impairment loss on operating properties and real estate equity investments	74	—
Gain on sale of property and investment securities (2)	(18,970)	(109,045)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	3,624	2,488
Total EBITDAre	85,420	95,962
Total Core EBITDAre	$85,420	$95,962
(1) Includes a $3.8 million gain on extinguishment of debt including related swap activity for the three months ended March 31, 2018.
(2) Includes a $.2 million gain on sale of non-operating assets for the three months ended March 31, 2019.
(3) Includes a $.3 million gain on sale of non-operating assets for the three months ended March 31, 2019 and a $.2 million loss on extinguishment of debt for the three months ended March 31, 2018.

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Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms and changes in LIBOR availability, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose of properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including the effect of changes in the tax laws and the failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Pro rata Financial Information
Included herein is certain financial information presented on a pro rata share basis as we believe this information assists users of our financial information in understanding our proportionate economic interest in the operating results of our portfolio of properties. Such amounts include WRI’s proportional share of each financial line item or operational metric for both our consolidated and unconsolidated joint ventures and partnerships. Multiplying a financial statement line item or operational metric of an investee and adding it to WRI’s totals may not accurately depict the legal and economic implications of holding a non-controlling interest in the investee, nor does WRI control any of the investees presented under the equity method of accounting. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended March 31,		Twelve Months Ended December 31,
	2019	2018(1)	2018(1)	2017(1)	2016(1)	2015(1)
Revenues:
Rentals, net	$119,826	$129,148	$517,836	$563,183	$540,141	$504,724
Other	3,312	3,304	13,311	9,980	9,414	8,120
Total Revenues	123,138	132,452	531,147	573,163	549,555	512,844
Operating Expenses:
Depreciation and amortization	33,972	38,095	161,838	167,101	162,535	145,940
Operating	24,248	23,270	90,554	109,310	98,855	94,244
Real estate taxes, net	16,131	17,639	69,268	75,636	66,358	60,289
Impairment loss	74	—	10,120	15,257	98	153
General and administrative	9,581	5,595	25,040	28,052	26,607	27,367
Total Operating Expenses	84,006	84,599	356,820	395,356	354,453	327,993
Other Income (Expense):
Interest expense, net	(15,289)	(14,672)	(63,348)	(80,326)	(83,003)	(87,783)
Interest and other income (expense)	4,384	1,533	2,807	7,532	1,910	4,406
Gain on sale of property	17,787	109,045	207,865	218,611	100,714	59,621
Gain on sale and acquisition of real estate joint venture and partnership interests	—	—	—	—	48,322	879
Total Other Income (Expense)	6,882	95,906	147,324	145,817	67,943	(22,877)
Income Before Income Taxes and Equity in Earnings of Real Estate Joint Ventures and Partnerships	46,014	143,759	321,651	323,624	263,045	161,974
(Provision) Benefit for Income Taxes	(177)	(783)	(1,378)	17	(6,856)	(52)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (2)	5,417	5,993	25,070	27,074	20,642	19,300
Net Income	51,254	148,969	345,343	350,715	276,831	181,222
Less: Net Income Attributable to Noncontrolling Interests	(1,588)	(2,145)	(17,742)	(15,441)	(37,898)	(6,870)
Net Income Adjusted for Noncontrolling Interests	49,666	146,824	327,601	335,274	238,933	174,352
Dividends on Preferred Shares	—	—	—	—	—	(3,830)
Redemption Costs of Preferred Shares	—	—	—	—	—	(9,687)
Net Income Attributable to Common Shareholders	$49,666	$146,824	$327,601	$335,274	$238,933	$160,835
Earnings Per Common Share - Basic	$0.39	$1.15	$2.57	$2.62	$1.90	$1.31
Earnings Per Common Share - Diluted	$0.39	$1.13	$2.55	$2.60	$1.87	$1.29

(1)	Reclassification of prior year's amounts were made to conform to the current year presentation.

(2)	See page 23 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31, 2019	December 31, 2018

ASSETS
Property	$4,104,795	$4,105,068
Accumulated Depreciation	(1,118,217)	(1,108,188)
Property, net	2,986,578	2,996,880

Investment in Real Estate Joint Ventures and Partnerships, net (1)	364,165	353,828
Total	3,350,743	3,350,708

Unamortized Lease Costs, net	139,533	142,014
Accrued Rent, Accrued Contract Receivables and Accounts Receivable (net of allowance for doubtful accounts of $6,855 in 2018)	76,900	97,924
Cash and Cash Equivalents	60,570	65,865
Restricted Deposits and Mortgage Escrows	11,134	10,272
Other, net	198,783	160,178
Total Assets	$3,837,663	$3,826,961

LIABILITIES AND EQUITY
Debt, net	$1,788,551	$1,794,684
Accounts Payable and Accrued Expenses	79,459	113,175
Other, net	209,219	168,403
Total Liabilities	2,077,229	2,076,262

Commitments and Contingencies	—	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 128,647 in 2019 and 128,333 in 2018	3,903	3,893
Additional Paid-In Capital	1,777,089	1,766,993
Net Income Less Than Accumulated Dividends	(187,581)	(186,431)
Accumulated Other Comprehensive Loss	(10,480)	(10,549)
Total Shareholders' Equity	1,582,931	1,573,906
Noncontrolling Interests	177,503	176,793
Total Equity	1,760,434	1,750,699
Total Liabilities and Equity	$3,837,663	$3,826,961

(1)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 23 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2019	2018
Funds From Operations Attributable to Common Shareholders (FFO)
Numerator:
Net income attributable to common shareholders	$49,666	$146,824
Depreciation and amortization of real estate	33,743	37,765
Depreciation and amortization of real estate of unconsolidated real estate joint ventures and partnerships	2,952	3,184
Impairment of properties and real estate equity investments	74	—
(Gain) on sale of property, investment securities and interests in real estate equity investments	(18,949)	(109,038)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(274)	(2,363)
Provision for income taxes (1)	—	161
Noncontrolling interests and other (2)	(489)	1,210
NAREIT FFO - Basic (3)	66,723	77,743
Income attributable to operating partnership units	528	528
NAREIT FFO - Diluted (3)	67,251	78,271
Adjustments for Core FFO:
(Gain) on extinguishment of debt including related swap activity	—	(3,557)
Core FFO - Diluted	$67,251	$74,714

Denominator:
FFO weighted average number of common shares outstanding - Basic	127,756	127,926
Effect of dilutive securities:
Share options and awards	834	781
Operating partnership units	1,432	1,432
FFO weighted average number of common shares outstanding - Diluted	130,022	130,139

NAREIT FFO Per Common Share - Basic	$0.52	$0.61

NAREIT FFO Per Common Share - Diluted	$0.52	$0.60
Adjustments for Core FFO per common share:
(Gain) on extinguishment of debt including related swap activity	—	(0.03)
Core FFO Per Common Share - Diluted	$0.52	$0.57

(1)	The applicable taxes related to gains and impairments of properties.

(2)	Related to gains, impairments and depreciation on operating properties and unconsolidated real estate joint ventures, where applicable.

(3)	2019 Nareit FFO is presented in accordance with 2018 Restatement of "Nareit's Funds from Operations White Paper."

Weingarten Realty Investors
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate and Net Debt to Core EBITDAre
(in thousands)

	Three Months Ended March 31,		Three Months Ended December 31,
	2019	2018	2018
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):
Net income	$51,254	$148,969	$63,229
Interest expense, net (1)	15,289	14,672	15,663
Provision for income taxes	177	783	10
Depreciation and amortization of real estate	33,972	38,095	35,280
Impairment loss on operating properties and real estate equity investments	74	—	7,722
Gain on sale of property and investment securities (2)	(18,970)	(109,045)	(34,788)
EBITDAre adjustments of unconsolidated real estate joint ventures and partnerships, net (3)	3,624	2,488	3,874
Total EBITDAre	85,420	95,962	90,990
Adjustments for Core EBITDAre:
Other	—	—	(50)
Total Core EBITDAre	$85,420	$95,962	$90,940

Net Debt to Core EBITDAre:
Debt	$1,788,551	$1,928,570	$1,794,684
Less: Cash and cash equivalents	(60,570)	(88,238)	(65,865)
Add: Proportional share of net debt of unconsolidated real estate joint ventures and partnerships	88,456	100,224	89,199
Total Net Debt	$1,816,437	$1,940,556	$1,818,018

Annualized Core EBITDAre	$341,680	$383,848	$363,760

Net Debt to Core EBITDAre	5.32	5.06	5.00

(1)	Includes a $3.8 million gain on extinguishment of debt including related swap activity for the three months ended March 31, 2018.

(2)
Includes a $.2 million gain on sale of non-operating assets for the three months ended March 31, 2019. Also includes a $.1 million gain on sale of non-operating assets for the three months ended December 31, 2018.

(3)	Includes a $.3 million gain on sale of non-operating assets for the three months ended March 31, 2019 and a $.2 million loss on extinguishment of debt for the three months ended March 31, 2018.

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended March 31,
	2019	2018
Rentals, net
Fixed Payments:
Base minimum rent, net	$89,353	$97,265
Straight line rent	972	1,320
Over/Under-market rentals, net	660	766
Variable Payments:
Percentage rent	702	725
Tenant reimbursements	27,817	28,653
Other rental revenues	295	287
Lease cancellation revenue	27	132
Total	$119,826	$129,148

Other Revenues
Customer contract revenue	$2,579	$2,552
Miscellaneous revenue	733	752
Total	$3,312	$3,304

Interest Expense, net
Interest paid or accrued	$17,390	$19,089
Gain on extinguishment of debt including related swap activity	—	(3,758)
Amortization of debt deferred costs	902	936
Over/Under-market mortgage adjustment of acquired properties, net	(82)	(155)
Gross interest expense	18,210	16,112
Capitalized interest	(2,921)	(1,440)
Total	$15,289	$14,672

Deferred Compensation Net Income Impact (1)
Interest and other income (expense)	$2,976	$1,093
Operating expense	(1,984)	(729)
General and administrative expense	(992)	(364)
Impact on Net Income	$—	$—

Supplemental Analyst Information
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$4,589	$6,236
Intercompany fee income reclass	686	689
Other adjustments	142	(932)
Equity in earnings of real estate joint ventures and partnerships, net	$5,417	$5,993

Dividends
Common Dividends per Share	$0.395	$0.395

Common Dividends Paid as a % of Reported Funds from Operations - Basic	76.2%	65.4%

Common Dividends Paid as a % of Core Funds from Operations - Basic	76.2%	68.5%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	7.8%	4.2%

General and Administrative Expenses/Total Assets before Depreciation	0.19%	0.11%

Additional Disclosures for Revenues and Operating Expenses

Minority Interests Share of Revenues and Operating Expenses and Other Adjustments	$(1,086)	$(1,242)

Pro rata Share of Unconsolidated Joint Ventures
Revenues	12,319	13,227
Operating expense	(2,286)	(2,416)
Real estate taxes	(1,795)	(2,010)

Revenues and Operating Expenses from Sold Properties	749	9,896

(1)
Eligible associates of the Company may contribute a portion of their earnings to a Deferred Compensation plan for income tax deferral purposes.  The Company does not match or contribute funds to the plan, as it is all the associates earnings.  The asset and corresponding liability along with the related earnings are recorded in the Company financial statements on behalf of the participants.

Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	March 31, 2019	December 31, 2018

Property
Land	$908,682	$919,237
Land held for development	42,795	45,673
Land under development	56,750	55,793
Buildings and improvements	2,914,394	2,927,954
Construction in-progress	182,174	156,411
Total	$4,104,795	$4,105,068

Straight Line Rent Receivable
	$60,630	$61,487

Other Assets, net
Notes receivable and mortgage bonds, net	$24,921	$24,995
Debt service guaranty asset	60,900	60,900
Non-qualified benefit plan assets	34,224	30,999
Out-of-market leases, net	17,877	18,564
Investments	2,000	9,635
Deferred income tax asset	8,117	6,495
Unamortized debt costs, net	1,101	1,307
Right of use assets, net	43,876	—
Other	5,767	7,283
Total	$198,783	$160,178

Other Liabilities, net
Deferred revenue	$8,352	$13,568
Non-qualified benefit plan liabilities	71,493	68,387
Deferred income tax payable	6,133	6,488
Out-of-market leases, net	56,802	57,997
Operating lease liabilities, net	42,425	—
Other	24,014	21,963
Total	$209,219	$168,403

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$38,254	$38,181
Above-market leases - Accumulated Amortization	(20,377)	(19,617)
In place leases (included in Unamortized Lease Costs, net)	182,627	193,658
In place leases - Accumulated Amortization	(88,852)	(99,352)
Total	$111,652	$112,870

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$85,853	$85,742
Below-market leases - Accumulated Amortization	(29,051)	(27,745)
Above-market assumed mortgages (included in Debt, net)	3,446	3,446
Above-market assumed mortgages - Accumulated Amortization	(1,741)	(1,660)
Total	$58,507	$59,783

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	March 31,	December 31,
	2019	2018

Common Share Data
Closing Market Price	$29.37	$24.81

Capitalization
Debt	$1,788,551	$1,794,684
Common Shares at Market	3,778,362	3,183,942
Operating Partnership Units at Market	42,058	35,528
Total Market Capitalization (As reported)	$5,608,971	$5,014,154
Debt to Total Market Capitalization (As reported)	31.9%	35.8%
Debt to Total Market Capitalization (As reported at a constant share price of $32.87)	35.7%	35.8%
Debt to Total Market Capitalization (Pro rata)	32.5%	36.4%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	—	5,000
Outstanding Letters of Credit Under Revolving Facility	2,054	2,054
Unused Portion of Credit Facility	$497,946	$492,946

Significant Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	37.7%	38.1%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	7.0%	7.1%
Unencumbered Asset Test (Public)	Greater than 150%	287.8%	284.0%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	4.2x	4.3x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Guidance

2019 Guidance

Net income attributable to common shareholders	$1.77 - $1.89
Depreciation and amortization	1.23 - 1.25
(Gain) on sale of property and interests in RE equity investments	(0.93) - (0.99)
NAREIT FFO - Basic	2.07 - 2.15
Income attributable to operating partnership units	0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.09 - $2.17
Core FFO Per Common Share - Diluted	$2.09 - $2.17

Portfolio Activity ($ in millions)
Acquisitions	$50 - $150

Re / New Development	$175 - $225

Dispositions	$250 - $350

Operating Information
Same Property Net Operating Income with redevelopments	+2.0% to +3.0%

Same Property Net Operating Income without redevelopments	+1.5% to +2.5%

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended March 31, 2019	Twelve Months Ended December 31, 2018
Acquisitions	$20,300	$1,250
New Development	29,149	84,546
Redevelopment	14,703	54,769
Building and Site Improvements	2,407	20,859
Tenant Finish	9,023	32,626
External Leasing Commissions	1,063	3,939
Capital Expenditures	$76,645	$197,989

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Development and Redevelopment Projects
As of March 31, 2019
(at pro rata share, except multi-family units)
(in thousands, except percentages and multi-family units)

						Estimated Final
			WRI		Percentage	Costs	Total at	Estimated	Occupancy
	Property	Market	Own %	SF	Leased	Incurred to Date	Completion	ROI	Stabilized	Key Tenants / Description

Developments and Large Redevelopments Under Construction (1,2)
	West Alex	Alexandria, VA	100%	Retail = 102 SF	16.8%	$136,118	$200,000		2H 22	Harris Teeter
				Office = 25 SF
				Multifamily = 278 units

	Centro Arlington* (3)	Arlington, VA	90%	Retail = 65 SF	14.2%	89,456	135,000		2H 20	Harris Teeter
				Multifamily = 366 units

	The Driscoll at River Oaks	Houston, TX	100%	Retail = 11 SF	0.0%	29,309	150,000		1H 22	30-Story Residential High-Rise and
				Multifamily = 318 units						11,000 SF Retail

					10.3%	$254,883	$485,000	5.5%

Redevelopments Under Construction (2)
	Sunset Point 19	Clearwater, FL	100%	142		$21,410	$23,090		2H 19	Sprouts, Bed Bath & Beyond, DSW
	River Point at Sheridan	Denver, CO	100%	53		3,668	12,541		2H 20	Burlington, New Shop Space Building, and Pads
	Winter Park Corners	Orlando, FL	100%	43		9,037	12,082		1H 19	Sprouts and Two New Shop Space Buildings
	The Shoppes at Wilderness Oaks	San Antonio, TX	100%	20		8,329	7,295		2H 20	20,000 SF Multi-Tenant Building, and Pads
	Fiesta Trails	San Antonio, TX	100%	20	36%	139	5,869		2H 20	Two New Shop Space Buildings
	Rock Prairie Mrktpl	College Station, TX	100%	28		4,461	6,056		1H 20	Valero, Multi-Tenant Building, and Pads
	Tomball Marketplace	Houston, TX	100%	27		4,142	5,367		1H 19	Three New Shop Space Buildings
	All other redevelopments < $5 million (3 properties)			25	19%	8,264	9,929		various

						$59,450	$82,229	8.0 - 12.0%

Completed Redevelopments (6 properties)							$13,352	10.0 - 12.0%

	Developments and Large Redevelopments Under Construction Completions
			QTD Completed	YTD Completed	2Q'19E	3Q'19E	4Q'19E	1Q'20E	2Q'20E	Remaining Balance
	Completions ($)		—	—	—	—	$28,800 - $33,800	$38,200 - $43,200	$43,800 - $48,800	$315,600 - $320,600
	Weighted Return (%)		—	—	—	—	5.7% - 6.2%	5.3% - 5.8%	5.2% - 5.7%	5.3% - 5.9%
	Net Revenues and Operating Expenses (Annualized)		—	—	—	—	$1,630 - $2,080	$2,020 - $2,500	$2,300 - $2,775	$16,600 - $18,785

	Cash NOI Developments and Large Redevelopments Under Construction (Current Quarter):						$—
	Cash NOI Redevelopments Under Construction (Current Quarter) (4):						$1,223

(1)	Large redevelopment is defined where total incremental investment over $50 million.
(2)	Redevelopment is defined where GLA is added either through new construction or expansion of an existing space.
(3)	WRI will participate in the development of this mixed-use property. WRI will have a 90% equity interest in the property and is committed to fund an additional $48 million in imputed debt.
(4)	Cash NOI for Completed Redevelopments is not included in this total.
*	Unconsolidated Joint Venture

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Land Held for Development
As of March 31, 2019
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	44.7
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	20.9
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	5.6
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	2.2
Total New Development Phased Projects		110.1	$16,244	$14,792
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	120.4
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	24.1
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	9.1
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	5.3
Shary Road and US Hwy. 83, Mission, TX	50.0%	4.0
Other	100.0%	22.6
Total Raw Land		201.0	$32,338	$20,210

Total Land Held For Development Properties		311.1	$48,582	$35,002

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $40.1 million of total investment at 100%, $27.1 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Acquisition and Disposition Summary
For the Period Ended March 31, 2019
(at pro rata share)
(in thousands, except percentages)

Center	City/State	Sq. Ft. at 100%	Date Acquired	Purchase Price	Yield (1)

Acquisitions
Madison Village	Phoenix, AZ	90	03/28/19

Total Acquisitions				$20,300	5.1%

			Date Sold	Sales Price (2)	Weighted Sales Cap (3)
Dispositions
1st Quarter
Waterford Village	Leland, NC	108	02/14/19
Waterford Village Land	Leland, NC	N/A	02/14/19
Reynolds Crossing	Duluth, GA	46	03/12/19
Brookwood Marketplace	Suwanee, GA	200	03/25/19
Stevens Ranch Shopping Center Land	San Antonio, TX	N/A	03/29/19

Total Dispositions				$66,900	7.0%

(1) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
(2) Sales price represents the total contract price.
(3) Cap rates are based upon underwriting estimates and may be different than current returns.

Note:

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	March 31, 2019	1st Quarter Weighted Average Rate (1)	December 31, 2018	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$314,682	4.66%	$316,340	4.66%
3.375% Notes due 2022	298,939	3.38%	298,909	3.38%
3.5% Notes due 2023	299,044	3.50%	299,008	3.50%
4.45% Notes due 2024	245,673	4.45%	245,648	4.45%
3.85% Notes due 2025	239,288	3.85%	239,245	3.85%
3.25% Notes due 2026	248,378	3.25%	248,329	3.25%
Unsecured Notes Payable (MTN)	66,285	6.70%	66,285	6.70%
Revolving Credit Agreements (2)	—	3.34%	5,000	3.34%
Finance Lease Obligations	21,875	8.00%	21,898	8.00%
Unamortized Loan Costs	(6,513)		(6,878)
Subtotal Consolidated Debt	1,727,651	4.01%	1,733,784	4.01%
Debt Service Guarantee Liability (3)	60,900		60,900
Total Consolidated Debt - As Reported	$1,788,551	4.01%	$1,794,684	4.01%

	As Reported
Weighted Average Interest Rates (1)
Three months ended 3/31/19	4.01%
Three months ended 12/31/18	4.01%
Twelve months ended 12/31/18	3.94%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)	Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment paid quarterly in arrears.

(3)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Debt Information Additional Disclosure
(at pro rata share)
(in thousands, except percentages)

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (includes the effect of interest rate swaps)
As of March 31, 2019
Fixed-rate debt	$1,820,639	4.00%	99.0%	5.48
Variable-rate debt	17,621	3.99%	1.0%	0.34
Total	$1,838,260	4.00%	100.0%	5.43

As of December 31, 2018
Fixed-rate debt	$1,822,288	3.95%	98.8%
Variable-rate debt	22,685	4.01%	1.2%
Total	$1,844,973	3.95%	100.0%

Secured vs. Unsecured Debt
As of March 31, 2019
Secured Debt	$385,368	4.82%	21.0%	5.29
Unsecured Debt	1,452,892	3.77%	79.0%	5.47
Total	$1,838,260	4.00%	100.0%	5.43

As of December 31, 2018
Secured Debt	$387,541	4.55%	21.0%
Unsecured Debt	1,457,432	3.78%	79.0%
Total	$1,844,973	3.95%	100.0%

Additional Information	March 31,		December 31,
Reconciling items to pro rata debt	2019		2018
Noncontrolling Interests and Other Adjustments	$(38,991)		$(39,174)
WRI Share of Unconsolidated Joint Ventures	$88,700		$89,463

Weighted Average Interest Rates (1)
Three months ended 03/31/19		4.00%
Three months ended 12/31/18		3.95%
Twelve months ended 12/31/18		3.93%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Schedule of Maturities
As of March 31, 2019
(in thousands, except percentages)

	As Reported
	Maturities	Weighted Average Rate (2)
2019	$71,427	4.76%
2020	5,296	4.10%
2021	18,434	4.08%
2022	307,922	3.40%
2023	347,815	3.58%
2024	252,153	4.44%
2025	293,807	3.94%
2026	277,291	3.55%
2027	38,288	6.52%
2028	92,159	4.53%
Thereafter	10,435	3.66%
Subtotal	1,715,027

Revolving Credit Agreements	—
Other (1)	73,524
Total	$1,788,551	4.01%

(1)
Other includes finance leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, discounts on notes, and debt issuance costs. The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Weingarten Realty Investors
Schedule of Maturities Additional Disclosure
As of March 31, 2019
(at pro rata share)
(in thousands, except percentages)

	Maturities	Weighted Average Rate (2)	Floating Rate	Fixed Rate	Secured	Unsecured
2019	$73,255	4.82%	$17,621	$55,634	$73,255
2020	45,474	4.23%		45,474	45,474
2021	53,193	4.06%		53,193	53,193
2022	308,176	3.40%		308,176	8,786	$299,390
2023	312,823	3.53%		312,823	13,153	299,670
2024	253,305	4.44%		253,305	7,105	246,200
2025	294,958	3.95%		294,958	54,453	240,505
2026	278,182	3.56%		278,182	5,212	272,970
2027	42,213	6.33%		42,213	8,468	33,745
2028	92,865	4.54%		92,865	83,295	9,570
Thereafter	10,435	3.66%		10,435	10,435
Subtotal	1,764,879		17,621	1,747,258	362,829	1,402,050

Revolving Credit Agreements	—		—			—
Other (1)	73,381			73,381	22,539	50,842
Total	$1,838,260	4.00%	$17,621	$1,820,639	$385,368	$1,452,892

(1)	Other includes finance leases, fair value adjustments, debt service guarantee liability, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of fair value adjustments, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information at 100%
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2019	2018(1)

Revenues:
Rentals, net	$31,758	$33,250
Other	757	636
Total	32,515	33,886

Expenses:
Depreciation and amortization	7,849	8,043
Interest, net	2,459	3,524
Operating	6,100	6,428
Real estate taxes, net	4,535	4,942
General and administrative	69	225
Provision for income taxes	33	36
Total	21,045	23,198

Gain on dispositions	535	3,533

Net income	$12,005	$14,221

Condensed Balance Sheets
	March 31, 2019	December 31, 2018
ASSETS
Property	$1,285,877	$1,268,557
Accumulated depreciation	(312,192)	(305,327)
Property, net	973,685	963,230
Other assets, net	104,048	104,267
Total	$1,077,733	$1,067,497

LIABILITIES AND EQUITY
Debt, net	$267,766	$269,113
Amounts payable to Weingarten Realty Investors and Affiliates	11,694	11,732
Other liabilities, net	25,949	24,717
Total	305,409	305,562

Equity	772,324	761,935

Total	$1,077,733	$1,067,497

Supplemental Income Statement Detail
	Three Months Ended March 31,
	2019	2018(1)

Rentals, net
Fixed Payments:
Base minimum rent, net	$24,103	$24,614
Straight line rent	(129)	379
Over/Under-market rentals, net	45	109
Variable Payments:
Percentage rent	71	98
Tenant reimbursements	7,587	7,962
Other rental revenues	81	88
Total	$31,758	$33,250

(1)	Reclassification of prior year's amounts were made to conform to the current year presentation.

Note:
The financial information on this page is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Information
(at pro rata share)
(in thousands)

	Three Months Ended March 31,
Condensed Statements of Income	2019	2018 (1)
Revenues:
Rentals, net	$11,922	$12,867
Other	397	360
Total	12,319	13,227
Expenses:
Depreciation and amortization	2,952	3,184
Interest, net	930	1,650
Operating	2,286	2,416
Real estate taxes, net	1,795	2,010
General and administrative	25	77
Provision for income taxes	16	17
Total	8,004	9,354

Gain on dispositions	274	2,363

Net income	$4,589	$6,236

Condensed Balance Sheets
	March 31, 2019	December 31, 2018
ASSETS
Property	$528,159	$514,578
Accumulated depreciation	(114,876)	(112,336)
Property, net	413,283	402,242

Notes receivable from real estate joint ventures and partnerships	3,833	3,901
Unamortized lease costs, net	11,566	11,794
Accrued rent, accrued customer contracts and accounts receivable (net of allowance for doubtful accounts of $293 in 2018)	7,382	10,060
Cash and cash equivalents	15,918	14,436
Out-of-market leases, net	692	757
Other assets, net	1,504	1,774
Total	$454,178	$444,964

LIABILITIES AND EQUITY
Debt, net	$88,456	$89,199
Amounts payable to Weingarten Realty Investors and Affiliates	4,901	4,950
Accounts payable and accrued expenses	10,101	8,129
Deferred revenue	1,275	1,098
Out-of-market leases, net	2,363	2,416
Other liabilities, net	311	281
Total	107,407	106,073

Equity	346,771	338,891

Total	$454,178	$444,964

Supplemental Income Statement Detail
	Three Months Ended March 31,
	2019	2018 (1)

Rentals, net
Fixed Payments:
Base minimum rent, net	$9,043	$9,626
Straight line rent	(60)	79
Over/Under-market rentals, net	(12)	21
Variable Payments:
Percentage rent	39	33
Tenant reimbursements	2,881	3,084
Other rental revenues	31	24
Total	$11,922	$12,867
(1)Reclassification of prior year's amounts were made to conform to the current year presentation.
Notes:
The above pro rata share information includes only the real estate operations of joint ventures and partnerships at WRI's ownership percentages.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships at 100%
March 31, 2019
(in thousands, except number of properties)

Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt

TIAA Florida Retail LLC	2	431	$124,003	$—
Collins	8	1,169	111,404	15,399
AEW - Institutional Client	5	437	102,600	—
BIT Retail	3	721	136,335	—
Jamestown	6	1,216	144,306	169,582
Fidelis Realty Partners	1	490	122,827	70,288
Sleiman Enterprises	2	177	16,623	12,497
Bouwinvest	3	359	164,554	—
Other	4	686	155,081	—

Total	34	5,686	$1,077,733	$267,766

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information at 100%
As of March 31, 2019
(in thousands, except number of properties, percentages and term)

Balance Summary

Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Collins	2	$15,590	6.2%	6.0
Jamestown	6	170,000	2.7%	2.3
Fidelis Realty Partners	1	70,345	4.3%	1.7
Sleiman Enterprises	2	12,566	4.2%	7.2

Total	11	$268,501	3.4%	3.8

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2019	$4,357	4.6%
2020	71,228	4.6%
2021	173,015	3.6%
2022	2,069	5.3%
2023	2,182	5.2%
2024	2,303	5.2%
2025	2,302	5.2%
2026	1,781	5.1%
2027	7,851	5.3%
2028	1,413	6.4%
Total	$268,501

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information Additional Disclosure
As of March 31, 2019
(at pro rata share)
(in thousands, except percentages)

Schedule of Maturities

	Maturities (1)(2)	Weighted Average Rate

2019	$2,347	4.6%
2020	40,897	4.5%
2021	35,507	4.1%
2022	1,034	5.3%
2023	1,091	5.2%
2024	1,151	5.2%
2025	1,151	5.2%
2026	890	5.1%
2027	3,926	5.3%
2028	706	6.4%
Total	$88,700

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Notes:
All mortgages are fixed rate.

Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of March 31, 2019
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	TJX Companies, Inc.	A+/A2	34	$8,992	2.34%	862	3.81%
2	The Kroger Co.	BBB/Baa1	19	8,987	2.34%	1,121	4.95%
3	Whole Foods Market, Inc.	A+/A3	8	7,510	1.95%	347	1.53%
4	Ross Stores, Inc.	A-/A3	29	7,478	1.95%	608	2.69%
5	H-E-B	N/A/N/A	8	7,271	1.89%	540	2.39%
6	Petsmart, Inc.	CCC/Caa1	19	5,404	1.41%	335	1.48%
7	Albertsons	N/A/N/A	13	5,101	1.33%	574	2.54%
8	24 Hour Fitness Inc.	B/B2	7	4,979	1.30%	197	0.87%
9	Home Depot, Inc.	A/A2	3	4,555	1.19%	333	1.47%
10	Dollar Tree Stores, Inc.	BBB-/Baa3	33	3,817	0.99%	338	1.49%
11	Bed Bath & Beyond, Inc.	BB+/Baa3	14	3,611	0.94%	330	1.46%
12	Best Buy, Inc.	BBB/Baa1	7	3,464	0.90%	209	0.92%
13	Office Depot, Inc.	B/Ba3	15	3,149	0.82%	259	1.14%
14	Petco Animal Supplies, Inc.	CCC+/B3	15	3,093	0.81%	165	0.73%
15	Walmart Stores, Inc.	AA/Aa2	6	3,035	0.79%	453	2.00%
16	Dick's Sporting Goods	N/A/N/A	4	2,662	0.69%	157	0.69%
17	Barnes & Noble Inc.	N/A/N/A	6	2,600	0.68%	153	0.68%
18	Starbucks Corporation	BBB+/Baa1	35	2,446	0.64%	56	0.25%
19	Nordstrom	BBB+/Baa1	4	2,366	0.62%	90	0.40%
20	Hobby Lobby Stores, Inc.	N/A/N/A	5	2,329	0.61%	258	1.14%
21	Party City	B+/Ba3	14	2,195	0.57%	143	0.63%
22	CVS	BBB/Baa2	13	2,181	0.57%	155	0.69%
23	Sprouts	N/A/N/A	4	2,177	0.57%	125	0.55%
24	Gap, Inc.	BB+/Baa2	7	2,168	0.56%	99	0.44%
25	JPMorgan Chase Bank	A+/Aa2	17	2,137	0.56%	62	0.27%

	Grand Total		339	$103,707	27.02%	7,969	35.21%

(1)	Tenant Names:	DBA Names:
	TJX Companies, Inc.	Marshalls (15), T.J. Maxx (13), Home Goods (6)
	The Kroger Co.	Kroger (8), Harris Teeter (4), Fry's Food (3), King Soopers (2), Ralph's (1), Smith's Food (1)
	Ross Stores, Inc.	Ross Dress for Less (26), dd's Discounts (3)
	Albertsons	Safeway (7), Randall's (3), Von's (2), Albertsons (1)
	Dollar Tree Stores, Inc.	Dollar Tree (30), Family Dollar (3)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (7), Cost Plus (5), buybuy BABY (2)
	Office Depot, Inc.	Office Depot (11), Office Max (4)
	Walmart Stores, Inc.	Walmart Neighborhood Market (4), Walmart (1), Walmart Supercenter (1)
	Dick's Sporting Goods	Dick's Sporting Goods (3), Golf Galaxy (1)
	Nordstrom	Nordstrom Rack (4)
	Sprouts	Sprouts Farmers Market (3), Sunflower Farmers Market (1)
	Gap, Inc.	Old Navy (6), Gap (1)

(2)	Target owns and occupies 18 units not included above.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended March 31, 2019				188	942	$17.55	$16.92	$4.71	3.7%
	Quarter Ended December 31, 2018				155	741	16.82	15.03	4.53	11.9%
	Quarter Ended September 30, 2018				192	627	20.16	18.84	3.34	7.0%
	Quarter Ended June 30, 2018				187	791	19.53	17.73	8.69	10.2%
	Rolling 12 months				722	3,101	$18.42	$17.05	$5.41	8.0%

	New Leases
	Quarter Ended March 31, 2019				43	117	$26.94	$24.16	$37.98	11.5%	6.2
	Quarter Ended December 31, 2018				39	144	21.89	15.94	23.33	37.4%	6.6
	Quarter Ended September 30, 2018				36	77	28.22	25.04	26.78	12.7%	6.6
	Quarter Ended June 30, 2018				56	152	24.08	19.83	45.09	21.4%	7.2
	Rolling 12 months				174	490	$24.77	$20.54	$34.14	20.6%	6.7

	Renewals
	Quarter Ended March 31, 2019				145	825	$16.22	$15.89	$—	2.0%
	Quarter Ended December 31, 2018				116	597	15.59	14.81	—	5.3%
	Quarter Ended September 30, 2018				156	550	19.03	17.97	0.07	5.9%
	Quarter Ended June 30, 2018				131	639	18.45	17.22	—	7.1%
	Rolling 12 months				548	2,611	$17.22	$16.41	$0.01	5.0%

	Comparable & Non-Comparable:
	Quarter Ended March 31, 2019				210	1,016
	Quarter Ended December 31, 2018				181	837
	Quarter Ended September 30, 2018				215	679
	Quarter Ended June 30, 2018				210	874
	Rolling 12 months				816	3,406

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	—	0%	$—	0%	113	2%	$25.23	1%	113	1%	$25.23	1%
2019	416	3%	9.77	2%	705	10%	27.88	9%	1,121	5%	21.16	6%
2020	1,517	11%	11.75	10%	1,138	16%	29.11	16%	2,655	13%	19.19	13%
2021	1,820	13%	10.32	11%	1,274	18%	28.74	17%	3,094	15%	17.91	14%
2022	2,176	16%	12.68	16%	1,033	14%	29.67	15%	3,209	15%	18.15	15%
2023	1,782	13%	10.95	11%	954	13%	29.73	13%	2,736	13%	17.49	13%
2024 - 2029	5,206	38%	13.62	41%	1,835	26%	30.13	26%	7,041	34%	17.92	33%

(1)	Reflects in-place leases as of March 31, 2019.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Signed Basis
Anchor (1)	96.6%	96.5%	96.6%	97.3%	97.5%
Non-Anchor	90.3%	90.7%	91.0%	90.3%	90.4%
Total Retail	94.3%	94.4%	94.6%	94.7%	94.9%
Other	92.8%	91.1%	82.6%	85.3%	86.8%
Total Signed	94.3%	94.4%	94.4%	94.6%	94.8%

Commenced Basis
Anchor (1)	95.2%	94.9%	94.9%	95.4%	95.0%
Non-Anchor	87.4%	88.2%	87.8%	87.0%	87.2%
Total Retail	92.3%	92.4%	92.3%	92.3%	92.1%
Other	92.8%	91.1%	81.7%	85.3%	85.9%
Total Commenced	92.3%	92.4%	92.2%	92.2%	92.0%

Same Property (2)
Signed Basis	94.5%	94.7%	94.5%	94.9%	95.1%
Commenced Basis	92.6%	92.8%	92.4%	92.8%	92.9%

Leases Signed but not Commenced

	Number of Leases	Square Feet	Annual Base Rent	ABR PSF
Anchor (1)	8	186	$3,151	$16.94
Non-Anchor	115	257	7,438	28.94
Total	123	443	$10,589	$23.90

Average Base Rents (3)

	Quarter Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Commenced Basis
Anchor (1)	$13.63	$13.56	$13.54	$13.38	$13.29
Non-Anchor	29.40	29.05	28.78	28.60	28.33
Total	$19.45	$19.35	$19.17	$18.97	$18.90

Same Property Net Operating Income (4)

	Three Months Ended March 31,
	2019	2018	% Change
Revenue
Minimum Rent	$94,572	$92,012	2.8%
Uncollectible Lease Income	(221)	168	-231.5%
Percentage Rent	812	742	9.4%
Tenant Reimbursements (6)	27,994	27,765	0.8%
Other	2,322	1,572	47.7%
	125,479	122,259	2.6%
Expenses
Property Operating Expenses	19,563	18,763	4.3%
Real Estate Taxes (6)	16,707	17,066	-2.1%
	36,270	35,829	1.2%
SPNOI	89,209	86,430	3.2%

Redevelopment NOI (5)	7,793	7,084	10.0%

SPNOI (Excl. Redevelopment)	$81,416	$79,346	2.6%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI includes the Company's share of unconsolidated real estate joint ventures and partnerships.
It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments refer to Page 13.

(6)	For 2019, due to the implementation of ASU 2016-02, "Leases", real estate taxes paid directly by tenants are no longer included in revenues and expenses.
Note: Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Weingarten Realty Investors
Top 40 Core-Based Statistical Area (CBSA) Ranked by Population
as of March 31, 2019
(at pro rata share)
(in thousands, except percentages and # of units)

CBSA		Property	Owned	% of	Occupancy
Rank	CBSA	Count	GLA	ABR (1)%

2	Los Angeles-Long Beach-Anaheim, CA	4	699	4.9%	98.8%
4	Dallas-Fort Worth-Arlington, TX	2	425	1.6%	87.2%
5	Houston-The Woodlands-Sugar Land, TX	32	3,504	16.1%	95.1%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	4	332	2.8%	98.5%
8	Miami-Fort Lauderdale-West Palm Beach, FL	13	2,022	9.8%	94.3%
9	Atlanta-Sandy Springs-Roswell, GA	9	1,201	4.9%	96.0%
11	Phoenix-Mesa-Scottsdale, AZ	15	1,395	6.0%	93.2%
12	San Francisco-Oakland-Hayward, CA	3	438	3.0%	94.9%
13	Riverside-San Bernardino-Ontario, CA	4	829	4.4%	97.8%
15	Seattle-Tacoma-Bellevue, WA	6	229	1.8%	98.4%
17	San Diego-Carlsbad, CA	3	286	1.6%	81.6%
18	Tampa-St. Petersburg-Clearwater, FL	4	900	3.8%	96.7%
19	Denver-Aurora-Lakewood, CO	5	799	3.3%	94.6%
21	Baltimore-Columbia-Towson, MD	1	131	1.0%	100.0%
22	Charlotte-Concord-Gastonia, NC-SC	1	117	0.4%	80.8%
23	Orlando-Kissimmee-Sanford, FL	6	1,037	5.2%	98.7%
24	San Antonio-New Braunfels, TX	4	495	1.4%	92.2%
25	Portland-Vancouver-Hillsboro, OR-WA	3	120	0.4%	51.4%
27	Sacramento--Roseville--Arden-Arcade, CA	2	348	0.8%	89.1%
28	Las Vegas-Henderson-Paradise, NV	5	914	3.4%	96.6%
30	Austin-Round Rock, TX	1	351	1.7%	98.8%
36	San Jose-Sunnyvale-Santa Clara, CA	2	304	1.5%	72.9%
	Top 40 CBSA's Ranked by Population	129	16,876	79.7%	94.3%
	All other CBSA's Ranked by Population	48	5,748	20.3%	94.2%
	Grand Total	177	22,624	100.0%	94.3%

	(1) ABR includes ground leases

Note:
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles. See page 1 for information regarding this presentation and the limitations thereof.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of March 31, 2019

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	19	1,774,446	93,341	1,163,522	3,031,309
Arkansas	1	180,200	—	—	180,200
California	22	3,523,422	—	660,551	4,183,973
Colorado	5	799,095	180,488	695,919	1,675,502
Florida	28	4,413,272	1,605,796	918,898	6,937,966
Georgia	10	1,204,564	137,068	559,234	1,900,866
Kentucky	1	168,697	—	49,410	218,107
Maryland	2	212,111	—	—	212,111
Nevada	5	913,687	—	557,793	1,471,480
New Mexico	1	118,521	—	27,330	145,851
North Carolina	11	1,563,495	—	293,952	1,857,447
Oregon	3	119,871	90,776	66,276	276,923
Tennessee	4	500,210	—	154,340	654,550
Texas	55	6,470,196	1,998,286	2,209,715	10,678,197
Utah	1	182,099	—	122,800	304,899
Virginia	3	250,811	—	—	250,811
Washington	6	228,981	325,254	65,571	619,806
Total	177	22,623,678	4,431,009	7,545,311	34,599,998

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.
Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.18	84.2%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	20.46	78.5%	Fry’s Supermarket	(LA Fitness)
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	23.35	94.8%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		112,055	304,107	9.07	93.7%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	32.30	100.0%	(Fry’s Supermarket)	(Home Depot)
Madison Village	Phoenix-Mesa-Scottsdale, AZ		100.0%		90,264	90,264	26.81	91.3%	Safeway
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	25.31	75.1%	(Safeway)
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	84.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,532	157,532	16.21	96.0%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	29.82	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		75,213	205,013	17.30	94.8%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	33.17	97.7%	Safeway	CVS
Scottsdale Waterfront	Phoenix-Mesa-Scottsdale, AZ		100.0%		93,334	93,334	36.74	98.4%		Olive & Ivy, P.F. Chang's, David's Bridal, Urban Outfitters
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,713	60,713	19.37	100.0%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,151	322,992	24.47	97.5%	Safeway	(Target), CVS, OfficeMax, PetSmart
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	21.01	93.8%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.86	98.1%	Safeway	Dollar Tree, Pet Club
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,170	343,298	25.49	98.7%		(Home Depot), (Nordstrom Rack), Jo-Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	17.81	89.4%		(CVS Drug)
Arizona Total:	# of Properties:	19			1,774,446	3,031,309	21.64	93.9%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	10.54	98.3%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	10.54	98.3%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,775	169,775	45.03	100.0%	Trader Joe's	CVS, Crunch, AMC Theaters, CB2
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.83	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	46.33	82.1%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	20.14	99.6%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	22.03	99.5%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	20.63	97.2%	(Winco Foods)	Burlington, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	20.38	97.6%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.13	94.9%	Ralph's	Ross Dress for Less, Dollar Tree
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,910	252,524	20.24	91.2%	SaveMart	CVS, Ross Dress for Less
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		103,791	107,191	12.77	84.0%	Food 4 Less
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	29.08	68.2%		T.J. Maxx, Dollar Tree, BevMo
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,160	134,420	19.49	92.3%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	35.35	94.1%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	31.20	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,689	352,778	25.22	98.1%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		143,055	232,824	26.55	87.1%	(Safeway)	(CVS), Jo-Ann Fabric, 99 Cents Only, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,925	170,925	22.94	52.5%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	41.61	99.2%	Sprouts Farmers Market	Walgreens
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	16.32	97.3%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	15.99	97.4%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		112,677	112,677	21.35	98.2%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,026	162,026	21.91	97.3%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	22			3,523,422	4,183,973	23.48	93.3%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,488	542,976	17.02	81.7%	(Super Target)	Barnes & Noble, Ross Dress For Less, PetSmart, Michaels, Conn's
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,080	109,080	18.61	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.78	100.0%	King Sooper's	Ace Hardware, (Target)
Lowry Town Center	Denver-Aurora-Lakewood, CO		100.0%		76,698	129,398	30.76	97.1%	(Safeway)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		288,276	623,500	16.04	97.1%		(Target), (Costco), Regal Cinema, Michaels, Conn's, PetSmart
Colorado Total:	# of Properties:	5			799,095	1,675,502	17.58	94.6%
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,461	306,461	12.78	83.7%	Publix	Bed Bath & Beyond, T.J. Maxx, Jo-Ann Fabric, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	46,134	188,278	13.99	98.2%	(Walmart Supercenter)	T.J. Maxx, HomeGoods, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	14.56	100.0%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.54	100.0%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	23.43	96.7%	Aroma Market & Catering	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		398,961	404,942	13.98	92.6%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	142,751	14.34	85.8%	Ideal Food Basket	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,841	19.01	94.8%	Publix
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	74,609	416,769	20.94	98.5%	Publix	Target, Chewy.com
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,690	236,478	19.41	94.3%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	60,684	323,677	15.74	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		99,029	99,029	18.29	93.1%	Publix	CVS, Dollar Tree

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,562	18.28	98.6%	Publix	CVS
The Palms at Town & County	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		657,652	657,652	26.77	95.9%	Publix	Kohl's, Marshalls, HomeGoods, Dick's Sporting Goods, 24 Hour Fitness, Nordstrom Rack, CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	17.39	88.6%	Fresco Y Mas	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	17.70	97.7%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		116,356	138,856	28.90	96.9%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		75.0%	(1)(3)	138,571	354,418	18.67	99.2%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		497,693	497,693	15.87	99.2%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	30.01	97.5%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		103,779	103,779	12.82	97.4%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,374	326,870	25.47	97.2%	Publix	Stein Mart, HomeGoods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		85,611	85,611	28.00	100.0%	Sprouts Farmers Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,449	16.79	98.9%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,958	245,958	15.08	95.2%		T.J. Maxx, HomeGoods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,430	14.61	95.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		377,019	610,106	18.80	97.5%	(Publix)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		255,819	255,819	16.00	97.2%	Sprouts Farmers Market	Bed Bath & Beyond, Barnes & Noble, Old Navy, Hobby Lobby, Cost Plus World Market
Florida Total:	# of Properties:	28			4,413,272	6,937,966	18.78	95.3%
Georgia
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	21.11	78.4%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	16.67	99.1%		DSW, LA Fitness, Burlington, American Signature
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,581	76,581	15.87	98.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	17.37	79.6%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,930	15.07	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	21.49	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,205	17.81	100.0%	Publix
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		145,496	327,261	20.47	96.8%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	16.53	98.1%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	10			1,204,564	1,900,866	18.20	96.0%
Kentucky
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	14.74	95.1%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	1			168,697	218,107	14.74	95.1%

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%		131,270	131,270	29.61	100.0%	MOM's Organic Market	T.J. Maxx, DSW, Petco
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	60.56	95.8%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	2			212,111	212,111	43.00	98.4%
Nevada
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	18.53	99.3%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	13.33	96.0%	El Super	Factory 2 U, CVS
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.65	97.5%	La Bonita Grocery	(Ross Dress for Less)
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	13.91	100.0%	Smith’s Food
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		212,051	598,509	18.26	90.8%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels, Smart & Final
Nevada Total:	# of Properties:	5			913,687	1,471,480	16.00	96.6%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		118,521	145,851	23.12	96.3%	Whole Foods Market	HomeGoods
New Mexico Total:	# of Properties:	1			118,521	145,851	23.12	96.3%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	19.20	80.8%	(Walmart Supercenter)	Retro Fitness
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.47	100.0%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,327	81,327	28.29	98.3%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	18.53	90.9%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.55	100.0%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	19.73	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		87,517	87,517	16.48	79.5%	Grocery Anchor
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	20.00	100.0%	Harris Teeter	Walgreens
Northwoods Shopping Center	Raleigh, NC		100.0%		77,803	77,803	11.63	94.4%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		468,414	468,414	12.19	98.1%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	14.14	94.2%	Harris Teeter	Stein Mart, Walgreens
North Carolina Total:	# of Properties:	11			1,563,495	1,857,447	15.21	95.1%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,226	19.27	96.8%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	23.19	40.6%
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,923	22.67	51.4%

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tennessee
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	12.46	100.0%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		168,816	306,556	24.26	97.7%		(Target), Best Buy, PetSmart, REI
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		228,796	245,396	11.01	92.9%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	4			500,210	654,550	15.66	96.0%
Texas
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	17.71	98.8%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy, Total Wine
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	281,255	19.15	88.1%		(Target), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		28,000	145,000	8.00	12.9%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%		18,163	18,163	28.70	64.0%
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		352,800	462,800	16.65	88.3%	Sprouts Farmers Market	Burlington, PetSmart, T.J. Maxx, (Home Depot), buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,335	18.41	81.5%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,473	9.27	98.7%	Sellers Bros.	Palais Royal, Harbor Freight Tools
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	22.09	100.0%	Trader Joe's	PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		241,149	241,149	16.89	84.7%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	8.75	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	17.16	100.0%	99 Ranch Market
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	10.77	88.6%	Kroger	Ross Dress for Less
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,361	210,361	11.86	97.8%	Randall’s	Office Depot, Palais Royal, Spec's
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,014	80,093	9.84	89.6%		Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	14,043	93,620	20.62	95.0%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	36,874	36,874	N/A	100.0%		H-E-B Fulfillment Center
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		71,277	71,277	9.61	99.4%	Kroger	Goodwill
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	25,740	171,600	12.95	96.6%	Sellers Bros.	Famsa, Harbor Freight Tools
League City Plaza	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,420	129,467	19.55	38.2%		Spec’s
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		84,048	84,048	25.60	74.2%
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		174,181	174,181	16.26	96.9%	El Rancho Supermarket	Office Depot, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		157,669	157,669	18.85	96.7%	Kroger	Ross Dress for Less, Dollar Tree, PetSmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX		100.0%		126,397	126,397	18.61	99.1%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX		100.0%		92,657	92,657	29.41	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX		100.0%		71,265	71,265	14.18	98.0%	Kroger

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX		100.0%		229,792	229,792	40.57	96.9%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX		100.0%		166,777	166,777	18.42	100.0%		Gulf Coast Veterinary Specialists
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX		100.0%		10,000	55,460	36.07	100.0%		Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX		70.0%	(1)	172,873	277,603	15.72	100.0%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	18,668	124,453	12.39	93.5%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		21,605	21,605	9.85	100.0%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX		100.0%		183,940	183,940	37.97	98.1%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX		100.0%		168,724	326,545	19.75	92.9%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX		57.8%	(1)(3)	283,399	490,734	24.94	94.1%	H-E-B	PetSmart, Academy, Nordstrom Rack, Burlington
West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%		37,384	37,384	26.12	75.8%		Pier 1
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		221,601	350,320	17.52	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		130,851	130,851	18.89	93.1%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX		100.0%		347,302	347,302	14.42	99.4%	H-E-B	T.J. Maxx, Ross Dress for Less, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX		100.0%		243,596	485,463	15.29	97.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, HomeGoods
Plantation Centre	Laredo, TX		100.0%		136,701	144,343	17.77	99.1%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	143,976	500,084	12.72	94.7%		(Target), Dick's Sporting Goods, Conn's, Ross Dress for Less, Marshalls, Office Depot, (HomeGoods), (Forever 21)
Market at Nolana	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	20,569	245,057	23.76	74.0%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	53,956	301,174	18.53	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree
North Sharyland Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	1,788	3,576	N/A	100.0%
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,644	75,288	18.67	81.1%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,458	492,825	15.91	95.7%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	51,851	103,702	N/A	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,580	569,741	13.14	88.8%		(Target), (Kohl's), Hobby Lobby, Ross Dress for Less, Marshalls, PetSmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,347	176,694	14.39	99.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		405,370	485,370	14.29	92.6%	(H-E-B)	Bob Mills Furniture, Act III Theatres, Marshalls, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Stevens Ranch	San Antonio-New Braunfels, TX		50.0%	(1)	10,657	21,314	N/A	34.6%
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,807	11.82	93.1%	H-E-B	Bealls, Tuesday Morning
Texas Total:	# of Properties:	55			6,470,196	10,678,197	18.18	94.1%
Utah
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.58	71.5%	Lucky Supermarket	(Target), Petco
Utah Total:	# of Properties:	1			182,099	304,899	12.58	71.5%

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,811	250,811	34.68	99.4%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,811	250,811	34.68	99.4%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		69.4%	(1)(3)	60,366	87,014	38.35	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,236	17.52	97.2%	(Safeway)	Jo-Ann Fabric, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,384	30.76	98.3%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,735	21.78	100.0%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.89	98.9%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
The Whittaker	Seattle-Tacoma-Bellevue, WA		100.0%		62,427	62,427	34.20	96.6%	Whole Foods
Washington Total:	# of Properties:	6			228,981	619,806	30.25	98.4%
Total Operating Properties	# of Properties:	175			22,623,678	34,599,998	19.45	94.3%

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
New Development
Virginia
Centro Arlington	Washington-Arlington-Alexandria, DC-VA-MD-WV		90.0%	(1)(2)(3)	—	—			Harris Teeter
West Alex	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(2)	—	—			Harris Teeter
Virginia Total:	# of Properties:	2			—	—

Total New Developments	# of Properties:	2			—	—
Operating & New Development Properties	# of Properties:	177			22,623,678	34,599,998
Unimproved Land
Arizona
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						422,532
Colorado
Highway 85 and Highway 285, Sheridan						247,247
Colorado Total:						247,247
Florida
SR 207 at Rolling Hills Dr., St. Augustine						228,254
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
Florida Total:						520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						1,050,754
Georgia Total:						1,050,754
North Carolina
Highway 17 and Highway 210, Surf City						1,948,831
Capital Blvd & Stadium Drive, Wake Forest						95,354
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						911,929
North Carolina Total:						2,956,114
Texas
9th Ave. at 25th St., Port Arthur						243,065
Culebra Road and Westwood Loop, San Antonio						60,984
East Orem, Houston						121,968
FM 1957 (Potranco Road) and FM 211, San Antonio						5,245,321
FM 2920 and Highway 249, Tomball						95,832
Gattis School Rd. at A.W. Grimes Blvd., Round Rock						57,499
Highway 3 at Highway 1765, Texas City						200,812

Weingarten Realty Investors
Property Listing
As of March 31, 2019

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Nolana Ave. and 29th St., McAllen					163,350
Northwest Freeway at Gessner, Houston					43,396
Rock Prairie Rd. at Hwy. 6, College Station					229,561
SH 151 and Ingram Rd., San Antonio					252,692
Shary Rd. at North Hwy. 83, Mission					172,498
U.S. 77 and 83 at SHFM 802, Brownsville					914,723
US Hwy. 281 at Wilderness Oaks, San Antonio					396,962
West Little York at Interstate 45, Houston					161,172
Texas Total:					8,359,835
Total Unimproved Land					13,557,024

Other Topics of Interest

Weingarten Realty Investors
New Lease Guidance Implementation
(in thousands)

	Three Months Ended					For the Year Ended
	March 31, 2019	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018

Rental Revenues:
Other rental income (restated in financial statements for prior periods)		$419	$217	$325	$373	$1,334
Real estate taxes paid directly by tenants (no restatement for prior periods)		(1,184)	(1,003)	(1,090)	(1,037)	(4,314)

Other:
Other rental income (restated in financial statements for prior periods)		(419)	(217)	(325)	(373)	(1,334)

Total Revenues		(1,184)	(1,003)	(1,090)	(1,037)	(4,314)

Operating Expenses:
Real estate taxes paid directly by tenants (no restatement for prior periods)		(1,184)	(1,003)	(1,090)	(1,037)	(4,314)

Total Operating Expenses		(1,184)	(1,003)	(1,090)	(1,037)	(4,314)

Net Income Changes		$—	$—	$—	$—	$—

Capitalized Amounts for Deferred Leasing Costs (1)	$227	$2,548	$2,588	$2,530	$2,577	$10,243
Right-Of-Use Assets	43,876
Lease Liabilities	42,425

(1) Indirect, internally-generated leasing and legal costs are no longer capitalized which resulted in an increase in general and administrative expenses of approximately $2.3 million for the three months ended March 31, 2019.

Note: Estimated material amounts have been presented to assist with prior period comparability due to the implementation of Financial Accounting Standards Board's Accounting Standard Update No. 2016-02, "Leases" as of January 1, 2019.